SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 28, 2002

GREENWICH CAPITAL ACCEPTANCE, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of August 1, 2002, providing for the issuance of Thornburg Mortgage Securities Trust 2002-3, Mortgage Loan Pass-Through Certificates, Series 2002-3)

         Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-60904	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Thornburg Mortgage Securities Trust Mortgage Loan Pass-Through Certificates, Series 2002-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-60904) (the "Registration Statement").  Pursuant to the Registration Statement, the Registrant issued $516,585,100 in aggregate principal amount of Class A-1, Class A-2, Class A-3, Class A-4, Class B-1, Class B-2, Class B-3 and Class A-R, Thornburg Mortgage Securities Trust 2002-3, Mortgage Loan Pass-Through Certificates, Series 2002-3 on August 28, 2002.  The Public Certificates were offered pursuant to the definitive Prospectus, dated May 16, 2002, as supplemented by the Prospectus Supplement, dated August 26, 2002 (the "Prospectus Supplement"), a form of which was filed as an exhibit to the Registration Statement.

This Current Report on Form 8-K includes a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates.  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of August 1, 2002, among Greenwich Capital Acceptance, Inc., as depositor, Deutsche Bank Trust Company Delaware, as Delaware trustee, Deutsche Bank National Trust Company, as trustee, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator.  The "Certificates" consist of the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class A-R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of hybrid and adjustable rate, first lien, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $516,585,100 as of August 1, 2002, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Underwriting Agreement, dated August 1, 2002, between Greenwich Capital Acceptance, Inc., as depositor, and Greenwich Capital Markets, Inc., as the underwriter.

4.1

Pooling and Servicing Agreement, dated as of August 1, 2002, among Greenwich Capital Acceptance, Inc., as depositor, Deutsche Bank Trust Company Delaware, as Delaware trustee, Deutsche Bank National Trust Company, as trustee, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement, dated as of August 1, 2002, between Thornburg Mortgage Home Loans, Inc., as seller, and Greenwich Capital Acceptance, Inc., as purchaser.

99.1

Servicing Agreement, dated as of  March 1, 2002, by and among Wells Fargo Bank Minnesota, National Association, as master servicer, Thornburg Mortgage Home Loans, Inc., as seller and Thornburg Mortgage Home Loans, Inc., as servicer and Sub-Servicing Acknowledgement Agreement, dated as of March 1, 2002, by and among Thornburg Mortgage Home Loans, Inc., as servicer and Cenlar FSB, as sub-servicer with attached Correspondent Transfer Notice, dated as of August 21, 2002.

99.2

Reconstituted Servicing Agreement, dated as of August 1, 2002, by and among Thornburg Mortgage Home Loans, Inc., Morgan Stanley Dean Witter Credit Corporation, Wells Fargo Bank Minnesota, National Association and acknowledged by Deutsche Bank National Trust Company.

99.3

Reconstituted Servicing Agreement, dated as of August 1, 2002, by and among Thornburg Mortgage Home Loans, Inc. and Wells Fargo Bank Minnesota, National Association and acknowledged by Deutsche Bank National Trust Company.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By: /s/ Shakti Radhakishun

       Name:  Shakti Radhakishun

       Title:    Vice President

Dated:  September 13, 2002

EXHIBIT INDEX

Exhibit No.

Description

1.1

Underwriting Agreement, dated August 1, 2002, between Greenwich Capital Acceptance, Inc., as depositor, and Greenwich Capital Markets, Inc., as the underwriter.

4.1

Pooling and Servicing Agreement, dated as of August 1, 2002, among Greenwich Capital Acceptance, Inc., as depositor, Deutsche Bank Trust Company Delaware, as Delaware trustee, Deutsche Bank National Trust Company, as trustee, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement, dated as of August 1, 2002, between Thornburg Mortgage Home Loans, Inc., as seller, and Greenwich Capital Acceptance, Inc., as purchaser.

99.1

Servicing Agreement, dated as of  March 1, 2002, by and among Wells Fargo Bank Minnesota, National Association, as master servicer, Thornburg Mortgage Home Loans, Inc., as seller and Thornburg Mortgage Home Loans, Inc., as servicer and Sub-Servicing Acknowledgement Agreement, dated as of March 1, 2002, by and among Thornburg Mortgage Home Loans, Inc., as servicer and Cenlar FSB, as sub-servicer with attached Correspondent Transfer Notice, dated August 21, 2002.

99.2

Reconstituted Servicing Agreement, dated as of August 1, 2002, by and among Thornburg Mortgage Home Loans, Inc., Morgan Stanley Dean Witter Credit Corporation, Wells Fargo Bank Minnesota, National Association and acknowledged by Deutsche Bank National Trust Company.

99.3

Reconstituted Servicing Agreement, dated as of August 1, 2002, by and among Thornburg Mortgage Home Loans, Inc. and Wells Fargo Bank Minnesota, National Association and acknowledged by Deutsche Bank National Trust Company.